SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported)  October 1, 1996

                          IDS/BALCOR INCOME PARTNERS
                       A REAL ESTATE LIMITED PARTNERSHIP
         ------------------------------------------------------------
                           Exact Name of Registrant


Delaware                                0-16797
-----------------------------------     -----------------------------------
State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3497345
-----------------------------------     -----------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
-----------------------------------
Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
------------------------------------------------------------------------

Salem Courthouse Apartments

In 1988, the Partnership acquired the Salem Courthouse Apartments, West Lafayette, Indiana, utilizing approximately $8,062,367 in offering proceeds.

On October 1, 1996, the Partnership contracted to sell the property for a sale price of $8,725,000 to an unaffiliated party, Samuel Geltman & Co., a New Jersey corporation. The purchaser has deposited $150,000 into an escrow account as earnest money. The remainder of the purchase price will be payable in cash at closing, scheduled for November 15, 1996. The purchaser has the option to extend the closing date until December 15, 1996 upon 5 days notice to the Partnership and the deposit of an additional $100,000 in earnest money. If the closing is extended, the earnest money is non-refundable for any reason, except for a default by the Partnership.

From the proceeds of the sale, the Partnership will pay $152,688 to an unaffiliated party as a brokerage commission and up to $87,250 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The purchaser will receive a $35,000 credit against the sale price for rent concessions. The remaining proceeds of approximately $8,450,000, less closing costs, will be retained by the Partnership and will not be available for use or distribution by the Partnership until December 26, 1996. Neither of the General Partners or their affiliates will receive a brokerage commission in connection with the sale of the property. The Managing General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
----------------------------------------------------------------------

     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) (a) Agreement of Sale and attachment thereto relating to the sale of Salem Courthouse Apartments, West Lafayette, Indiana.

               (b) Amendment No. 1 to Agreement of Sale relating to the sale of Salem Courthouse Apartments, West Lafayette, Indiana.

     No information is required under Items 1, 3, 4, 5, 6 and 8 and these items have, therefore, been omitted.


Signature
-------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    IDS/BALCOR INCOME PARTNERS
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By: Balcor Affiliated Partners-87, Inc., an Illinois corporation, its managing general partner

                          By:  /s/  Jerry M. Ogle
                              ------------------------------------
                                    Jerry M. Ogle, Vice President
                                    and Secretary

Dated:  October  16, 1996